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NOTE:    (THE FOLLOWING DOCUMENT IS HEREBY
SUBMITTED AS CORRECTIONS TO AMENDMENT NO. 6 OF THE
EARLIER SUBMITTED SEC FORM 8-K BY CONTINENTAL
WELLNESS CASINOS, INC.)


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Act of 1934

AMENDMENT NO. 6

Date of Report (Date of earliest event reported)     SEC FORM
10-Q QUARTER
ENDING 9-30-96


CONTINENTAL WELLNESS CASINOS, INC.
(Exact name of registrant as specified in its charter)

COLORADO                                      0-20217
              84-0687501
(State or other jurisdiction
           (Commission
(IRS Employer
                Of incorporation)
                File Number)
    Identification No.)

Registrant's telephone number, including area code:    (714)
477-0370





       25872 Evergreen Road, Laguna Hills, California
92653-5402
                                                       (Former
name or former address, if changed since last report)




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTINENTAL WELLNESS CASINOS, INC.
(Registrant)


Date:   December 31, 1996                               (S)
   FRED CRUZ
                                        (Signature)
                                        FRED CRUZ, PRESIDENT